                                                                    EXHIBIT 10.1


                                                               EXECUTION VERSION

                                 THIRD AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT

         Third Amendment, dated as of February 6, 2003 (this "Amendment"), to the Loan and Security Agreement, dated as of July 23, 2001 (as previously amended, the "Loan Agreement"), by and among (i) the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are hereinafter referred to individually as a "Lender" and collectively as the "Lenders"), (ii) FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and (iii) SCB COMPUTER TECHNOLOGY, INC., a Tennessee corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are hereinafter referred to individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers").

         WHEREAS, Douglas J. Lising and Michael Lebofsky (each a "Remtech Seller" and collectively, the "Remtech Sellers"), Parent and Remtech Services, Inc., a Virginia corporation ("Remtech"), have entered into a Stock Purchase Agreement dated as of February 4, 2003 (the "Remtech Purchase Agreement"), pursuant to which the Remtech Sellers have agreed to sell to Parent, and Parent has agreed to purchase, all of the issued and outstanding stock of Remtech (the "Remtech Stock");

         WHEREAS, the Borrowers have requested the Lenders (i) to make an additional term loan to the Borrowers in the principal amount of $7,700,000 (the "Term Loan B"), the proceeds of which will be used to pay a portion of the purchase price of the Remtech Stock pursuant to the Remtech Purchase Agreement, and (ii) to make loans to Remtech from time to time for working capital and other lawful and permitted purposes; and

         WHEREAS, the Agent and the Lenders are willing to enter into this Amendment in order to (i) join Remtech as a Borrower to the Loan Agreement and join Remtech as a party to certain other Loan Documents, (ii) change references to the outstanding principal amount of the existing "Term Loan" in the Loan Agreement to "Term Loan A" (it being understood that such principal shall remain outstanding and that the interest rate thereon shall not be affected by the Third Amendment Effective Date), (iii) provide for the Term Loan B, (iv) consent to the purchase by Parent of the Remtech Stock pursuant to the Remtech Purchase Agreement and (v) amend certain other terms and conditions of the Loan Agreement, in each case subject to the terms and conditions set forth in this Amendment;

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

               1. Definitions in Amendment. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Loan Agreement.

               2. Definitions in the Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended as follows:

                  (a) The definition of the term "Change of Control" is hereby amended by deleting subsection (c) thereof and by substituting therefor the following:

         "(c) any Borrower ceases to directly own and control 100% of the outstanding capital Stock of each of its Subsidiaries, except by virtue of a merger, consolidation, reorganization, recapitalization or reclassification of Stock permitted under Section 7.3."

                  (b) The definition of the term "Commitment" is hereby amended in its entirety to read as follows:

                  "Commitment" means, with respect to each Lender, its Revolver Commitment, its Term Loan A Commitment, its Term Loan B Commitment, or its Total Commitment, as the context requires, and, with respect to all Lenders, their Revolver Commitments, their Term Loan A Commitments, their Term Loan B Commitments, or their Total Commitments, as the context requires, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1."

                  (c) The definition of "Disbursement Letter" is hereby amended in its entirety to read as follows:

                  "Disbursement Letter" means an instructional letter executed and delivered by the Administrative Borrower to Agent regarding the extensions of credit to be made on the Closing Date and the Third Amendment Effective Date, the form and substance of which is satisfactory to Agent."

                  (d) Paragraph (i) of the definition of the term "Eligible Accounts" is hereby amended to read in its entirety as follows:

                  "(i) Accounts with respect to an Account Debtor whose total obligations owing to Borrowers exceed 10% of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage, provided, however, that for (i) Accounts with respect to which the Account Debtor is Federal Express Corporation or IBM Corporation, Accounts of such Person shall not be included to the extent that the total obligations owing by such Person to a Borrower exceed 20% of all Eligible Accounts; (ii) Accounts of a Borrower (other than Remtech) with respect to which the Account Debtor is the State of Tennessee or the State of Kentucky, Accounts of such Governmental Authority shall not be included to the extent that the total obligations owing by such Governmental Authority to a Borrower exceed 15% of all Eligible Accounts; and (iii) Accounts of Remtech with respect to which the Account Debtor is a state of the United States or the United States or any department, agency, or instrumentality of the

         United States (to the extent payment thereof is backed by the full faith and credit of the United States); provided further, that, with respect to all Accounts of an Account Debtor referred to in clauses
         (i), (ii) and (iii) of this subparagraph, Agent, in its Permitted Discretion, remains satisfied with the credit quality of such Account Debtor,"

                  (e) Paragraph (i) of the definition of the term "Eligible Unbilled Accounts" is hereby amended to read in its entirety as follows:

                  "(i) Unbilled Accounts with respect to an Account Debtor whose total obligations owing to Borrowers exceed 10% of all Eligible Unbilled Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage, provided, however, that for (i) Unbilled Accounts with respect to which the Account Debtor is Federal Express Corporation or IBM Corporation, Unbilled Accounts of such Person shall not be included to the extent that the total obligations owing by such Person to a Borrower exceed 20% of all Eligible Unbilled Accounts; (ii) Unbilled Accounts of a Borrower (other than Remtech) with respect to which the Account Debtor is the State of Tennessee or the State of Kentucky, Unbilled Accounts of such Governmental Authority shall not be included to the extent that the total obligations owing by such Governmental Authority to a Borrower exceed 15% of all Eligible Unbilled Accounts; and (iii) Unbilled Accounts of Remtech with respect to which the Account Debtor is a state of the United States or the United States or any department, agency, or instrumentality of the United States; provided further, that, with respect to all Unbilled Accounts of an Account Debtor referred to in clauses (i), (ii) and (iii) of this subparagraph, Agent, in its Permitted Discretion, remains satisfied with the credit quality of such Account Debtor,"

                  (f) The definition of the term "Loan Documents" is hereby amended to read in its entirety as follows:

                  "Loan Documents" means this Agreement, the Cash Management Agreements, the Control Agreements, the Disbursement Letters, the Due Diligence Letters, the Fee Letter, the Guaranty, the Letters of Credit, the Letter of Credit Applications, L/C Undertakings, the Remtech Post-Closing Agreement, the Contribution Agreement, the Officers' Certificates, the Stock Pledge Agreement, the Trademark Security Agreement, the Guarantor Security Agreement, the Intercompany Subordination Agreement, the Remtech Subordination Agreement, the UCC Filing Authorization Letters, the Warrants, the Registration Rights Agreement, the Intercreditor Agreement, any note or notes executed by a Borrower in connection with this Agreement and payable to a member of the Lender Group, and any other agreement entered into, now or in the future, by any Borrower and the Lender Group in connection with this Agreement."

                  (g) The definition of the term "Material Contract" is hereby amended to read in its entirety as follows:

                  "Material Contract" means each of (a) the Honeywell Contract,
         (b) the State of Tennessee Contract, (c) the State of Kentucky Contract, (d) the Federal Express Contract, and (e) the Remtech Purchase Agreement."

                  (h) The definition of the term "Maximum Term Loan Amount" is hereby deleted its entirety.

                  (i) The definition of the term "Pro Rata Share" is hereby amended to read in its entirety as follows:

                  "Pro Rata Share" means:

                  (a) with respect to a Lender's obligation to make Advances and receive payments of principal, interest, fees, costs, and expenses with respect thereto, (i) prior to the Revolver Commitment being reduced to zero, the percentage obtained by dividing (y) such Lender's Revolver Commitment, by (z) the aggregate Revolver Commitments of all Lenders, and (ii) from and after the time that the Revolver Commitment has been terminated or reduced to zero, the percentage obtained by dividing (y) the aggregate principal amount of such Lender's Advances by (z) the aggregate principal amount of all Advances,

                  (b) with respect to a Lender's obligation to participate in Letters of Credit, to reimburse the Issuing Lender, and to receive payments of fees with respect thereto, the percentage obtained by dividing (i) such Lender's Revolver Commitment, by (ii) the aggregate Revolver Commitments of all Lenders,

                  (c) with respect to a Lender's obligation to make the Term Loan A and receive payments of interest, fees, and principal with respect thereto, (i) prior to the making of the Term Loan A, the percentage obtained by dividing (y) such Lender's Term Loan A Commitment, by (z) the aggregate amount of all Lenders' Term Loan A Commitments, and (ii) from and after the making of the Term Loan A, the percentage obtained by dividing (y) the principal amount of such Lender's portion of the Term Loan A Amount by (z) the Term Loan A Amount,

                  (d) with respect to a Lender's obligation to make the Term Loan B and receive payments of interest, fees, and principal with respect thereto, (i) prior to the making of the Term Loan B, the percentage obtained by dividing (y) such Lender's Term Loan B Commitment, by (z) the aggregate amount of all Lenders' Term Loan B Commitments, and (ii) from and after the making of the Term Loan B, the percentage obtained by dividing (y) the principal amount of such Lender's portion of the Term Loan B Amount by (z) the Term Loan B Amount, and

                  (e) with respect to all other matters as to a particular Lender (including the indemnification obligations arising under Section 16.7), the percentage obtained by dividing (i) such Lender's Revolver Commitment plus the unpaid principal amount of such Lender's portion of the Term Loan A Amount plus the unpaid principal amount of such Lender's portion of the Term Loan B Amount, by (ii) the aggregate amount of the Revolver Commitments of all Lenders plus the Term Loan A Amount plus the Term Loan B Amount; provided, however, that in the event the Revolver Commitments have been terminated or reduced to zero, Pro Rata Share shall be the percentage obtained by dividing (y) the principal amount of such Lender's Advances plus the unpaid principal amount of such Lender's portion of the Term Loan A Amount plus the unpaid principal amount of such Lender's portion of the Term Loan B Amount by (z) the principal amount of all outstanding Advances plus the Term Loan A Amount plus the Term Loan B Amount."

                  (j) The definition of the term "Term Loan" is hereby amended in its entirety to read as follows:

                  "Term Loan" means, collectively, the Term Loan A and the Term Loan B."

                  (k) The definition of the term "Term Loan Amount" is hereby deleted its entirety.

                  (l) The definition of the term "Term Loan Margin" is hereby deleted its entirety.

                  (m) The definition of "Term Loan Commitment" is hereby deleted in its entirety.

                  (n) The following definitions are hereby inserted, in appropriate alphabetical order:

                  "Consolidated Net Interest Expense" means, with respect to any Person for any period, gross interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis and in accordance with GAAP (including, without limitation, interest expense paid to Affiliates of such Person), less the sum of interest income for such period, in each case, determined on a consolidated basis and in accordance with GAAP.

                  "Fixed Charge Coverage Ratio" means, for any period with respect to the Parent and its Subsidiaries, the ratio of (a) EBITDA for such period, to (b) Fixed Charges.

                  "Fixed Charges" means, for any period, the sum of (a) all principal of Indebtedness of the Parent and its Subsidiaries scheduled to be paid or prepaid during such period (including, without limitation, payments of Indebtedness owing to State Bank and to the Remtech Sellers, but not including prepayments or prepayments of Advances unless such prepayments are accompanied by a reduction of the Revolver Commitment), plus (b) Consolidated Net Interest Expense of such Person and its Subsidiaries for such period, plus (c) income taxes paid or payable by such Person and its Subsidiaries during such period, plus (d) cash dividends or distributions paid by the Parent and its Subsidiaries (other than, in the case of any Loan Party, dividends or distributions paid by a Loan Party to any other Loan Party) during such period, plus (e) capital expenditures made by the Parent and its Subsidiaries during such period.

                  "Maximum Term Loan A Amount" means $10,000,000.

                  "Maximum Term Loan B Amount" means $7,700,000.

                  "Remtech" means Remtech Services, Inc., a Virginia corporation.

                  "Remtech Post-Closing Agreement" means the letter agreement dated as of the Third Amendment Effective Date, by and among the Loan Parties, the Lenders and the Agent, with respect to certain post-closing obligations of the Loan Parties, as the same may be amended or otherwise modified from time to time.

                  "Remtech Purchase Agreement" means the Stock Purchase Agreement dated as of February 4, 2003, by and among the Remtech Sellers, Parent and Remtech, pursuant to which the Remtech Sellers have agreed to sell to Parent, and Parent has agreed to purchase, all of the issued and outstanding stock of Remtech.

                  "Remtech Purchase Documents" means the Remtech Purchase Agreement and all other agreements, instruments and other documents executed or delivered in connection with the Remtech Purchase Agreement.

                  "Remtech Sellers" means Douglas J. Lising and Michael
         Lebofsky.

                  "Remtech Subordination Agreement" means the Subordination Agreement dated February 6, 2003, made by Douglas J. Lising, Michael Lebofsky and the Parent, in favor of the Agent.

                  "Term Loan A" has the meaning set forth in Section 2.2(a).

                  "Term Loan A Amount" means, as of any date of determination, the outstanding principal amount of the Term Loan A.

                  "Term Loan A Commitment" means, with respect to each Lender, its Term Loan A Commitment, and, with respect to all Lenders, their Term Loan A Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or in the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of
         Section 14.1.

                  "Term Loan A Margin" means, for any day, 2.25%.

                  "Term Loan B" has the meaning set forth in Section 2.2(b).

                  "Term Loan B Amount" means, as of any date of determination, the outstanding principal amount of the Term Loan B.

                  "Term Loan B Commitment" means, with respect to each Lender, its Term Loan B Commitment, and, with respect to all Lenders, their Term Loan B Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or in the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of
         Section 14.1.

                  "Term Loan B Margin" means, as of the Third Amendment Effective Date, 2.75%; provided, however, that:

                           (i) if the Honeywell Contract is renewed for at least 36 months after the Third Amendment Effective Date and prior to May 1, 2003, on substantially the same substantive terms as the Honeywell Contract as in effect on the Closing Date, on and after the effective date of such renewal the Term Loan B Margin shall be 2.25%, and

                           (ii) if the Honeywell Contract is not renewed after the Third Amendment Effective Date and prior to May 1, 2003 for at least 36 months, on substantially the same substantive terms as the Honeywell Contract as in effect on the Closing Date, (A) on and after May 1, 2003, the Term Loan B Margin shall be 4%, and (B) if not more than five Business Days after the end of the fiscal year of Parent ending April 30, 2004, the Agent receives a certificate from the chief financial officer of the Parent, certifying that no Default or Event of Default has occurred and is continuing, and Excess Availability was at all times during such fiscal year greater than or equal to $4,000,000, the Term Loan B Margin shall be 3.25%.

                  "Third Amendment" means the Third Amendment to the Loan and Security Agreement dated as of February 6, 2003, among Borrowers, Lenders and Agent.

                  "Third Amendment Effective Date" means the date on which all of the conditions precedent to the effectiveness of the Third Amendment have been fulfilled or waived.

                  "UCC Authorization Letter" means a letter duly executed by any Loan Party authorizing Agent to file appropriate UCC financing statements in such office or offices as may be necessary or, in the opinion of Agent, desirable to perfect the security interests purported to be created hereby or any other Loan Document."

               3. Revolver Advances. Section 2.1(e) of the Loan Agreement is hereby deleted in its entirety.

               4. Term Loans. Section 2.2 of the Loan Agreement is hereby amended in its entirety to read as follows:

                  (a) Subject to the terms and conditions of this Agreement, on the Closing Date each Lender with a Term Loan A Commitment agrees (severally, not jointly or jointly and severally) to make term loans (collectively, the "Term Loan A") to Borrowers in an amount equal to such Lender's Pro Rata Share of the Maximum Term Loan A Amount. It is understood and agreed that the principal of Term Loan A outstanding on the Third Amendment Effective Date shall remain outstanding and shall not be deemed to be repaid or refinanced on the Third Amendment Effective Date.

                  (b) Subject to the terms and conditions of this Agreement, on the Third Amendment Effective Date each Lender with a Term Loan B Commitment agrees (severally, not jointly or jointly and severally) to make term loans (collectively, the "Term Loan B") to Borrowers in an amount equal to such Lender's Pro Rata Share of the Maximum Term Loan B Amount.

                  (c) The Term Loan A shall be repaid in equal monthly installments of $350,000 of principal, payable on the first day of each month, commencing on August 1, 2001, until the Term Loan A is repaid in full; provided, however, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of the Term Loan A.

                  (d) The Term Loan B shall be repaid in equal monthly installments of $192,500.00 of principal, payable on the first day of each month, commencing on May 1, 2003, until the Term Loan B is repaid in full; provided, however, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of the Term Loan B.

                  (e) Within ten (10) days of delivery to the Agent of each set of unaudited quarterly financial statements pursuant to Section 6.3(a), commencing with the delivery to the Agent of the financial statements for the fiscal quarter of the Parent ended July 31, 2001 or, if such financial statements are not delivered to the Agent on the date such statements are required to be delivered pursuant to Section 6.3(a), ten
         (10) days after the date such statements are required to be delivered to the Agent pursuant to Section 6.3(a), the Borrowers shall prepay the outstanding principal of the Term Loan in an amount equal to 50% of the Excess Cash Flow of the Borrowers for such fiscal quarter, such prepayments to be applied, first, against the remaining installments of principal of the Term Loan A in the inverse order of maturity until paid in full and, second, against the remaining installments of principal of the Term Loan B in the inverse order of maturity until paid in full. Each such prepayment of the Term Loan shall be accompanied by the payment of accrued interest to the date of such prepayment on the amount prepaid.

                  (f) If any audit by the Parent's independent accountants or any other subsequent event or events shall demonstrate that the Excess Cash Flow set forth in any quarterly financial statements was inaccurate and that as a result the Borrowers did not prepay the Term Loan by the appropriate amount, the Borrowers will pay to the Agent immediately on demand the excess of (i) the amount of principal that should have been prepaid with respect to such fiscal quarter, over (ii) the amount of principal that was prepaid with respect to such fiscal quarter.

                  (g) Within three Business Days after the Parent's receipt of a tax refund of approximately $1,500,000 from the United States Treasury, the Borrowers shall prepay the outstanding principal of the Term Loan in an amount equal to $1,000,000, such prepayment to be applied, first, against the remaining installments of principal of the Term Loan A in the inverse order of maturity until paid in full and, second, against the remaining installments of principal of the Term Loan B in the inverse order of maturity until paid in full. Each such prepayment of the Term Loan shall be accompanied by the payment of accrued interest to the date of such prepayment on the amount prepaid.

                  (h) No amount paid or prepaid with respect to the Term Loan may be reborrowed."

               5. Interest Rates and Letter of Credit Fee: Rates, Payments, and Calculations. Section 2.6 of the Loan Agreement is hereby amended by amending clauses (a) and (c) in their entirety to read as follows:

                  "(a) INTEREST RATES. Except as provided in clause (c) below, all Obligations (except for undrawn Letters of Credit) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows: (i) if the relevant Obligation is the Term Loan A, at a per annum rate equal to the Base Rate plus the Term Loan A Margin, (ii) if the relevant Obligation is the Term Loan B, at a per annum rate equal to the Base Rate plus the Term Loan B Margin and (iii) otherwise, at a per annum rate equal to the Base Rate plus the Revolver Margin."

                  "(c) DEFAULT RATE. Upon the occurrence and during the continuation of an Event of Default (and at the election of Agent or the Required Lenders),

                           (i) all Obligations (except for undrawn Letters of Credit) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to 4 percentage points above the sum of the Base Rate plus the Term Loan A Margin, and

                           (ii) the Letter of Credit fee provided for above shall be increased to 4 percentage points above the per annum rate otherwise applicable hereunder."

               6. Fees. (a) Clause (i) of Section 2.11(c) of the Loan Agreement is hereby amended in its entirety to read as follows:

         "(i) a fee of $850 per day, per auditor, plus out-of-pocket expenses, for each financial audit of a Borrower performed by personnel employed by Agent,"

                  (b) A new subsection (d) is hereby added to Section 2.11 of the Loan Agreement, to read as follows:

                  "(d) TERM LOAN B FEE. On the Third Amendment Effective Date, the Borrowers shall pay to Agent a nonrefundable fee in the amount of 3% of the Term Loan B Amount as of such date."

               7. Term. The first sentence of Section 3.4 of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "This Agreement shall become effective upon the execution and delivery hereof by Borrowers, Agent, and the Lenders and shall continue in full force and effect for a term ending on July 23, 2007 (the "Maturity Date")."

               8. Remtech Cash Management. Article 6 of the Loan Agreement is hereby amended by adding new Sections 6.16 and 6.17 to the end of Article 6 to read as follows:

                  "6.16 REMTECH CASH MANAGEMENT. Within twenty-one (21) days of the Third Amendment Effective Date, cause Remtech to comply in all respects with all cash management provisions of this Agreement. Until such time as Remtech is in full compliance with all cash management provisions of this Agreement, Parent shall (i) cause all checks and other remittances collected by or on behalf of Remtech to be deposited on a daily basis into account number 4112946090 maintained by Remtech at Bank of America, N.A. (the "Remtech DDA") and (ii) report on a daily basis to Agent the amount of each such deposit into the Remtech DDA.

                  6.17 HONEYWELL CONTRACT. On or before April 30, 2003, (i) renew the Honeywell Contract on substantially the same substantive terms as the Honeywell Contract as in effect on the Closing Date, and
         (ii) provide the Agent with evidence reasonably satisfactory to the Agent of such renewal."

               9. Indebtedness. Section 7.1 of the Loan Agreement is hereby amended by (a) deleting the word "and" at the end of clause (e) thereof, (b) deleting the period at the end of clause (f) thereof and substituting "; and" therefor, and (c) inserting a new clause (g) therein, to read as follows:

                  "(g) subordinated Indebtedness owing to the Remtech Sellers in an aggregate principal amount not to exceed $1,800,000, which Indebtedness shall be subject to the Remtech Subordination Agreement."

              10. Use of Proceeds. Section 7.17 of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "7.17 USE OF PROCEEDS. Use the proceeds of the Advances and the Term Loan for any purpose other than (a) on the Closing Date, (i) to repay in full the outstanding principal, accrued interest, and accrued fees and expenses owing to Existing Lender, (ii) to repay the Indebtedness owing to State Bank in an amount not in excess of $1,000,000 and (iii) to pay transactional fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, (b) on the Third Amendment Effective Date, (i) to pay a portion of the purchase price for the Remtech Stock pursuant to the Remtech Purchase Agreement, and
         (ii) to pay transactional fees, costs, and expenses incurred in connection with the Remtech Purchase Documents, and the transactions contemplated hereby and thereby, and (c) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted purposes."

              11. Fixed Charge Coverage Ratio. Section 7.20 of the Loan Agreement is hereby amended by adding a new subsection (c), to read in its entirety as follows:

                  "(c) Fixed Charge Coverage Ratio. (i) Permit the Fixed Charge Coverage Ratio for any fiscal quarter of the Parent and its Subsidiaries set forth below to be less than the amount set forth opposite such fiscal quarter:

                    --------------------------------------------------
                                                        FIXED CHARGE
                    FISCAL QUARTER END                  COVERAGE RATIO
                    --------------------------------------------------
                    April 30, 2003                      1.00 to 1
                    --------------------------------------------------
                    July 31, 2003                       1.25 to 1
                    --------------------------------------------------
                    October 31, 2003                    1.25 to 1
                    --------------------------------------------------
                    January 31, 2003                    1.25 to 1
                    --------------------------------------------------
                    April 30, 2004                      1.25 to 1
                    --------------------------------------------------


                  (ii) Permit the Fixed Charge Coverage Ratio for any fiscal quarter of the Parent and its Subsidiaries ending after April 30, 2004, to be less than 1.5 to 1 (it being understood and agreed that the Parent and the Agent intend to negotiate for a revised Fixed Charge Coverage Ratio promptly after receipt by the Agent pursuant to Section 6.3(c) of the Projections of Parent and its Subsidiaries for the fiscal year beginning on May 1, 2004, but that until the Parent and the Agent have entered into a written amendment to this provision, the requirement set forth in this clause (ii) will remain in full force and effect)."

              12. Additional Negative Covenants. Article 7 of the Loan Agreement is hereby amended by adding new Sections 7.23 and 7.24 to the end of Article 7, to read as follows:

                  "7.23 AMENDMENT TO REMTECH PURCHASE DOCUMENTS. Amend, change, agree to any amendment or other change to, or waive any of its rights under, any Remtech Purchase Document.

                  7.24 EXCESS AVAILABILITY. Not permit Excess Availability to be less than $1,500,000 at any time."

              13. Events of Default. Article 8 of the Loan Agreement is hereby amended by (a) deleting the period at the end of Section 8.14, (b) adding a semicolon at the end thereof and (c) adding new Sections 8.15 and 8.16 to the end thereof, to read as follows:

                  "8.15 (i) any representation or warranty made or deemed made by or on behalf of any Loan Party or any of its Subsidiaries or by any officer, employee, agent or director of any Loan Party or any of its Subsidiaries, under or in connection with any Loan Document or any Remtech Purchase Document or under or in connection with any report, certificate, or other document delivered to Agent, any Lender, the Issuing Lender or any Remtech Seller pursuant to any Loan Document or any Remtech Purchase Document shall have been incorrect in any material respect when made or deemed made, or (ii) any representation or warranty made or deemed made by or on behalf of any Remtech Seller under or in connection with any Remtech Purchase Document or under or in connection with any report, certificate, or other document delivered to a Loan Party pursuant to any Remtech Purchase Document shall have been incorrect in any material respect when made or deemed made; or

                  8.16 any breach, default, event of default or termination shall occur under any Remtech Purchase Document or other Material Contract (after giving effect to any applicable grace period, if any, contained in any such Remtech Purchase Document or other Material Contract) that gives any third party the right to terminate any such Remtech Purchase Document or other Material Contract or that otherwise could reasonably be expected to result in a Material Adverse Change."

              14. Amendments and Waivers. Clause (j) of Section 15.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

         "(j) change the definition of Borrowing Base or the definitions of Eligible Accounts, Maximum Revolver Amount, Maximum Term Loan A Amount, Maximum Term Loan B Amount, Term Loan A Amount, Term Loan B Amount, or change Section 2.1(b); or"

              15. Issuance of Equity Interests to Foothill. Section 18.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "18.1 AUTHORIZATION AND ISSUANCE OF WARRANTS. Parent has authorized (a) the issuance of a common stock purchase warrant in the form of Exhibit W-1 hereto (such warrant, together with the rights to purchase Common Stock provided thereby and all warrants covering such stock issued upon transfer, division or combination of, or in substitution for, any thereof, being herein called the "Warrants") for issuance to Foothill pursuant to this Agreement, and (b) the issuance of such number of shares of Common Stock as shall be necessary to permit Parent to comply with its obligations to issue the shares of Common Stock issuable pursuant to the Warrants, which shall initially be an amount equal to 160,000 shares of the issued and outstanding shares of Common Stock. It is understood and agreed that the Warrants contain provisions affecting the number of shares of Common Stock that may be acquired, which provisions are set forth in the Warrants. Such Warrants will have an initial exercise price equal to the arithmetic average of the closing bid prices of the Common Stock on the ten trading days immediately preceding but not including the Third Amendment Effective Date, rounded downward to the penny. Parent has the requisite corporate power and authority to enter into and perform its obligations under the Warrants and the Registration Rights Agreement and to issue the Warrant Shares, in accordance with their terms. The Warrant Shares have been duly authorized and reserved for issuance upon exercise of the Warrants, and upon such exercise, will be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue thereof, and will not be subject to preemptive rights or other similar rights of stockholders of Parent."

              16. Schedules. Schedule C-1 to the Loan Agreement is hereby amended in its entirety to read as set forth in Annex I to this Amendment.
Schedule 2.7(a) to the Loan Agreement is hereby amended in its entirety to read as set forth in Annex II to this Amendment. Schedule 5.4 to the Loan Agreement is hereby amended in its entirety as set forth on Annex III to this Amendment.
Schedule 5.6 to the Loan Agreement is hereby amended in its entirety as set forth on Annex IV to this Amendment. Schedule 5.7(b) to the Loan Agreement is hereby amended in its entirety as set forth on Annex V to this Amendment.
Schedule 5.7(c) to the Loan Agreement is hereby amended in its entirety as set forth on Annex VI to this Amendment. Schedule 5.17 to the Loan Agreement is hereby amended in its entirety as set forth on Annex VII to this Amendment.

              17. Conditions Precedent. The effectiveness of this Amendment and any obligation of any Lender to make the Term Loan B are subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent (the first date upon which all such conditions shall have been fulfilled or waived being herein called the "Third Amendment Effective Date"):

                (a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Third Amendment Effective Date shall be correct in all material respects on and as of the Third Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Third Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

                (b) Delivery of Documents. The Agent shall have received on or before the Third Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Third Amendment Effective Date:

                        (i) counterparts of this Amendment which bear the signatures of each Borrower (including Remtech), the Agent and each Lender;

                        (ii) evidence of the filing of UCC financing statements naming Remtech as debtor and Remtech as secured party, reflecting the security interests granted by Remtech to Agent, for the benefit of the Lender Group, in all the assets and properties of Remtech;

                        (iii) results of UCC, judgment and UCC searches with respect to each Borrower (including, without limitation, Remtech), in such jurisdictions as Agent may reasonably require;

                        (iv) a Pledge Amendment (as defined in the Stock Pledge Agreement), duly executed by each party to the Stock Pledge Agreement, together with all Stock certificates (together with undated stock powers with respect thereto endorsed in blank) representing the Remtech Stock and any Pledged Debt pledged thereunder (duly endorsed in blank);

                        (v) (A) a certificate of the chief executive officer or the chief financial officer of Remtech, certifying that attached thereto are true, complete and correct copies of the Remtech Purchase Documents and (B) a copy of the opinion of counsel to the Remtech Sellers, which shall permit Agent and Lenders to rely thereon;

                        (vi) a copy of the resolutions of each Borrower (including Remtech) and each Guarantor, certified as of the Third Amendment Effective Date by an authorized officer thereof, authorizing (A) the borrowings contemplated by this Amendment by each Borrower (including Remtech) and the transactions contemplated by the Loan Documents to which such Person is or will be a party, and (B) the execution, delivery and performance by each such Person of this Amendment and the other Loan Documents to be executed and delivered pursuant hereto to which such Person is a party, and the performance of the Loan Agreement, as amended;

                        (vii) a certificate of an authorized officer of each Borrower (including Remtech) and each Guarantor, certifying the names and true signatures of the representatives of such Person authorized to sign this Amendment and the other documents to be executed and delivered by such Person in connection herewith, together with evidence of the incumbency of such authorized officers;

                        (viii) a certificate of the appropriate official(s) of the state of organization of Remtech, dated within 10 days of the Third Amendment Effective Date, certifying as to the subsistence and good standing of Remtech in such state;

                        (ix) the Remtech Post-Closing Agreement, duly executed by the Borrowers;

                        (x) certificates of an authorized officer of each Borrower (including Remtech) and each Guarantor (A) with respect to Remtech, certifying that attached thereto is a true, complete and correct copy of the charter of Remtech and (B) with respect to each other Borrower and each Guarantor, confirming that the charter of each such Person has not been amended or otherwise modified since the Closing Date and that the copy thereof previously delivered to Agent is true, correct and complete;

                        (xi) certificates of an authorized officer of each Borrower (including Remtech) and each Guarantor (A) with respect to Remtech, certifying that attached thereto is a true, complete and correct copy of the by-laws of Remtech and (B) with respect to each other Borrower and each Guarantor, confirming that the by-laws of each such Person have not been amended or otherwise modified since the Closing Date and that the copy thereof previously delivered to Agent is true, correct and complete;

                        (xii) an opinion of Burch, Porter & Johnson PLLC, counsel to the Loan Parties, as to such matters as Agent may reasonably request;

                        (xiii) [intentionally omitted];

                        (xiv) a certificate of an authorized officer of the Parent certifying as to the matters set forth in subsection (a) of Section 17 hereto;

                        (xv) each joinder, in the form attached as Exhibit A and Exhibit B to this Amendment, duly executed by Remtech;

                        (xvi) a pay-off letter, duly executed by Bank of America, N.A., as successor to NationsBank, N.A., together with UCC termination statements and other documentation evidencing the termination by Bank of America, N.A. of its Liens on the assets of Remtech;

                        (xvii) a collateral assignment of the Remtech Purchase Agreement, duly executed by Parent, in favor of Agent;

                        (xviii) a Consent and Agreement, duly executed by the Remtech Sellers with respect to Parent's collateral assignment of the Remtech Purchase Agreement;

                        (xix) the Remtech Subordination Agreement, duly executed by the Parent and the Remtech Sellers;

                        (xx) the Amendment No. 1 to Warrants;

                        (xxi) Amendment No. 1 to the Registration Rights Agreement;

                        (xxii) a Disbursement Letter executed and delivered by Administrative Borrower regarding the extensions of credit to be made on the Third Amendment Effective Date;

                        (xxiii) certificates of insurance with respect to Remtech, together with endorsements thereto, as required by Section 6.8 of the Loan Agreement, the form and substance of which shall be satisfactory to Agent;

                        (xxiv) a certificate of an authorized officer of Remtech and Parent certifying that all conditions to the effectiveness of the purchase of the Remtech Stock, other than the payment of the purchase price, have been satisfied;

                        (xxv) such other agreements, instruments, approvals, opinions and other documents as Agent may reasonably request from the Borrowers.

                (c) UCC Searches. The Agent shall have received results of the UCC, tax and judgment lien searches with respect to Remtech and each Remtech Seller.

                (d) Proceedings. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be satisfactory to the Agent and its counsel, and the Agent and such counsel shall have received from the Borrowers all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent or such counsel may reasonably request.

                (e) Consummation of Acquisition. Concurrently with the making of the Term Loan B, (i) Parent shall have purchased pursuant to the Remtech Purchase Agreement (no provision of which shall have been amended or otherwise modified or waived without the prior written consent of Agent) all of the Remtech Stock, free and clear of all Liens, other than Permitted Liens, (ii) the proceeds of the Term Loan B shall have been applied by Parent to pay a portion of the purchase price for the Remtech Stock and to pay other costs relating to the acquisition of the Remtech Stock, and (iii) each of the Remtech Sellers, the Parent and Remtech shall have fully performed all of the obligations to be performed by such Person on or prior to the Third Amendment Effective Date under the Remtech Purchase Agreement and the other Remtech Purchase Documents.

                (f) Lender Group Expenses. Borrowers shall have paid to Agent and each Lender, in immediately available funds, an amount equal to all Lender Group Expenses which were incurred by such Person in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

                (g) Required Availability. Borrowers shall have Excess Availability of not less than $4,000,000 after giving effect to the Term Loan B, the payment of all consideration which is due and payable by Parent under the Remtech Purchase Agreement and the payment of all fees, costs and expenses in connection with the Remtech Purchase Agreement and this Amendment.

                (h) Term Loan B Fee. The Borrowers shall have paid to the Agent, for the benefit of the Lender Group, in immediately available funds, a fully earned fee equal to $231,000.

              18. Representations and Warranties. Each Borrower (including Remtech) hereby represents and warrants to the Agent and the Lenders as follows:

                (a) Each Borrower (including Remtech) (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and (ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Amendment and the other agreements instruments and documents required to be delivered by it pursuant to
Section 17 hereof (together with this Amendment, collectively the "Third Amendment Documents") and the Remtech Purchase Documents to which it is a party, and to perform the Loan Agreement, as amended hereby.

                (b) The execution, delivery and performance by the Borrowers (including Remtech) of this Amendment and the other Third Amendment Documents and Purchase Documents to which it is a party and the performance by the Borrowers of the Loan Agreement as amended hereby (i) have been duly authorized by all necessary corporate action, (ii) do not and will not violate or create a default under any Borrower's charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting any Borrower or any Borrower's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any Borrower's property.

                (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by any Borrower (including Remtech) of this Amendment, any other Third Amendment Document or any Purchase Document or the performance by any Borrower of the Loan Agreement, as amended hereby.

                (d) Each of this Amendment, the other Third Amendment Documents, the Purchase Documents and the Loan Agreement, as amended hereby, constitutes the legal, valid and binding obligations of each Borrower (including Remtech) that is a party thereto, enforceable against each Borrower in accordance with their terms.

                (e) The representations and warranties contained in Section 5 of the Loan Agreement are true and correct on and as of the Third Amendment Effective Date as though made on and as of the Third Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default has occurred and is continuing on and as of the Third Amendment Effective Date.

                (f) Each of this Amendment, the Loan Agreement, as amended hereby, and each other Loan Document to which each Borrower is a party is a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

                (g) The Parent has delivered to Agent a true, complete and correct copy of the Remtech Purchase Agreement, including all schedules and exhibits thereto, and all other Remtech Purchase Documents. The Remtech Purchase Documents set forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby. The Remtech Purchase Documents are the legal, valid and binding obligations of Parent and Remtech, and to the best knowledge of Parent and Remtech, each of the Remtech Sellers party thereto, enforceable against Parent and Remtech, and to the best knowledge of Parent and Remtech, each of the Remtech Sellers party thereto, in accordance with their terms.

                (h) All conditions precedent to the purchase of the Remtech Stock by Parent have been fulfilled or (with the written consent of Agent) waived, the Remtech Purchase Documents have not been amended or otherwise modified, and there has been no breach of any term or condition of the Remtech Purchase Documents. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for such acquisition, other than such as have been or will be obtained on or prior to the Third Amendment Effective Date. As of the Third Amendment Effective Date, Parent has acquired pursuant to the Remtech Purchase Documents, and has become the owner of all of the Remtech Stock, free and clear of any Lien other than Permitted Liens.

                (i) Remtech DDAs. Other than the Remtech DDA, Remtech does not maintain any checking or other demand deposit accounts or any other bank accounts.

              19. Joinder of Remtech. (a) Loan Agreement. Remtech hereby agrees to become a Borrower under the Loan Agreement as if it were a signatory thereto on the Closing Date, and Remtech shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth in the Loan Agreement. Remtech agrees that each reference to a "Borrower" or the "Borrowers" in the Loan Agreement shall include Remtech. Remtech acknowledges that is has received a copy of the Loan Agreement and the other Loan Documents. In furtherance of the terms and provisions of Section 4 of the Loan Agreement, Remtech hereby grants to Agent, for the benefit of the Lender Group, a continuing lien on and security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Personal Property Collateral in order to secure prompt repayment of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by Remtech and the other Borrowers of each of their covenants and duties under the Loan Documents. The Agent's Liens in and to the Personal Property Collateral of Remtech shall attach to all of its Personal Property Collateral without further act on the part of Agent or Remtech. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, neither Remtech nor any other Borrower has any authority, express or implied, to dispose of any item or portion of the Collateral.

                (b) Contribution Agreement. By its execution of this Amendment, Remtech hereby (i) confirms that the representations and warranties contained in
Section 4 of the Contribution Agreement are true and correct as to it as of the Third Amendment Effective Date, (ii) agrees that from and after the Third Amendment Effective Date it shall be an Obligor under the Contribution Agreement as if it were a signatory thereto and shall be bound by all of the provisions thereof, and (iii) agrees that it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth therein. Remtech hereby agrees that each reference to an "Obligor" or the "Obligors" in the Contribution Agreement shall include Remtech. Remtech acknowledges that it has received a copy of the Contribution Agreement and that it has read and understands the terms thereof. To evidence the foregoing provisions of this paragraph (b), Remtech shall execute the joinder amendment attached hereto as Exhibit A and deliver the same to Agent on the Third Amendment Effective Date.

                (c) Intercompany Subordination Agreement. By its execution of this Amendment, Remtech hereby (i) agrees that from and after the Third Amendment Effective Date it shall be an Obligor under the Intercompany Subordination Agreement as if it were a signatory thereto and shall be bound by all of the provisions thereof, and (ii) agrees that it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth therein. Remtech hereby agrees that each reference to an "Obligor" or the "Obligors" in the Intercompany Subordination Agreement shall include Remtech. Remtech acknowledges that it has received a copy of the Intercompany Subordination Agreement and that it has read and understands the terms thereof. To evidence the foregoing provisions of this paragraph (c), Remtech shall execute the joinder amendment attached hereto as Exhibit B and deliver the same to Agent on the Third Amendment Effective Date.

             20. Consent to Remtech Acquisition.

                (a) Pursuant to the request of Parent and in accordance with
Section 15.1 of the Loan Agreement, the Lenders hereby consent to, and waive any Event of Default that would otherwise arise under Section 7.13 of the Loan Agreement by reason of, the acquisition by the Parent of the issued and outstanding Stock of Remtech pursuant to the Remtech Purchase Agreement, effective as of the Third Amendment Effective Date.

                (b) The consents and waivers set forth herein are limited to the transactions expressly described herein. The consent and waiver set forth herein shall be effective only in the specific instances and for the specific purposes set forth herein and do not allow any other or further departure from the terms and conditions of the Loan Agreement and other Loan Documents, which terms shall continue in full force and effect. Without limiting the generality of the foregoing, it is understood and agreed that nothing in this Amendment shall be deemed a waiver of any other Event of Default or Default, whether known or unknown by any Lender or any Agent and whether now existing or hereafter arising.

             21. Miscellaneous.

                (a) Continued Effectiveness of the Loan Agreement. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Third Amendment Effective Date (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to which any Borrower is a party to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of Agent or any Lender under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.

                (b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                (c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

                (e) Costs and Expenses. The Borrowers jointly and severally agree to pay on demand all reasonable fees, costs and expenses of Agent and each Lender in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

                (f) Amendment as Loan Document. Each Borrower hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement (i) if any representation or warranty made by a Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made or (ii) if Borrowers fail to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in this Amendment.

                (g) Collateral. It is understood and agreed that all Collateral (as such term is amended pursuant to this Amendment) shall secure the Obligations under the Loan Documents. In addition, each Borrower confirms and agrees that to the extent that any Loan Document purports to assign or pledge to the Agent (on behalf of the Lenders), or to grant to the Agent (on behalf of the Lenders) a Lien on any Collateral as security for the Obligations of such Borrower from time to time existing in respect of the Loan Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

                (h) Waiver of Jury Trial. EACH BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                             BORROWERS:

                             SCB COMPUTER TECHNOLOGY, INC.,
                              a Tennessee corporation

                             By:      /s/ Michael J. Boling
                                ------------------------------------------------

                             Title: Executive Vice President - Finance &
                                    Administration


                             SCB COMPUTER TECHNOLOGY OF ALABAMA, INC.,
                              an Alabama corporation

                             By:      /s/ Michael J. Boling
                                ------------------------------------------------

                              Title:  Executive Vice President - Finance &
                                      Administration


                             PARTNERS RESOURCES INC.,
                              an Arizona corporation

                             By:      /s/ Michael Boling
                                ------------------------------------------------

                             Title: Executive Vice President - Finance & Administration


                             REMTECH SERVICES, INC.,
                              a Virginia corporation

                             By:      /s/ Michael Boling
                                ------------------------------------------------

                             Title: Executive Vice President - Finance & Administration


                             AGENT AND LENDER:

                             FOOTHILL CAPITAL CORPORATION,
                              a California corporation, as Agent and as a Lender

                             By:      /s/ David J. Sanchez, Sr.
                                ------------------------------------------------

                             Title:  Vice President

                                     ANNEX I

                                  SCHEDULE C-1
                                   COMMITMENTS

                                 ON CLOSING DATE


                                       REVOLVER      TERM LOAN A    TERM LOAN B     TOTAL
             LENDER                   COMMITMENT     COMMITMENT     COMMITMENT    COMMITMENT
             ------                   -----------    ------------   -----------   -----------
  Foothill Capital Corporation        $17,500,000    $10,000,000         NA       $27,500,000
                                      -----------    -----------         --       -----------

           All Lenders                $17,500,000    $10,000,000         NA       $27,500,000
                                      ===========    ===========         ==       ===========


                  ON AND AFTER THIRD AMENDMENT EFFECTIVE DATE

                                       REVOLVER      TERM LOAN A    TERM LOAN B     TOTAL
             LENDER                   COMMITMENT     COMMITMENT     COMMITMENT    COMMITMENT
             ------                   -----------    ------------   -----------   -----------
  Foothill Capital Corporation        $17,500,000    $ 1,485,000     $7,700,000   $26,685,000
                                      -----------    -----------     ----------   -----------

           All Lenders                $17,500,000    $ 1,485,000     $7,700,000   $26,685,000
                                      ===========    ===========     ==========   ===========

                                    EXHIBIT A

                        JOINDER TO CONTRIBUTION AGREEMENT


        Reference is hereby made to the Contribution Agreement, dated as of July 23, 2001 (as amended or otherwise modified from time to time, the "Agreement"), among SCB Computer Technology, Inc., a Tennessee corporation (the "Parent"), and each of Parent's subsidiaries party thereto, to which this Joinder is attached. All capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement when used herein. The undersigned hereby
(i) confirms that the representations and warranties contained in Section 4 of the Agreement are true and correct as to it as of the date set forth below (the "Third Amendment Effective Date"), (ii) agrees that from and after the Third Amendment Effective Date it shall be an Obligor under the Agreement as if it were a signatory thereto and shall be bound by all of the provisions thereof, and (iii) agrees that it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth therein. The undersigned hereby agrees that each reference to an "Obligor" or the "Obligors" in the Agreement shall include the undersigned.

Date:  February 6, 2003
       ----------------

                                     REMTECH SERVICES, INC.,
                                      a Virginia corporation

                                     By:      /s/ Michael J. Boling
                                        ----------------------------------------

                                     Title: Executive Vice President - Finance &
                                              Administration

                                    EXHIBIT B

                 JOINDER TO INTERCOMPANY SUBORDINATION AGREEMENT


        Reference is hereby made to the Intercompany Subordination Agreement dated as of July 23, 2001 (as amended or otherwise modified from time to time, the "Agreement"), among SCB Computer Technology, Inc., a Tennessee corporation (the "Parent"), each of Parent's subsidiaries party thereto, and Foothill Capital Corporation, as agent for the lenders referred to therein, to which this Joinder is attached. All capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement when used herein. The undersigned hereby (i) agrees that from and after the date set forth below it shall be an Obligor under the Agreement as if it were a signatory thereto and shall be bound by all of the provisions thereof, and (ii) agrees that it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth therein. The undersigned hereby agrees that each reference to an "Obligor" or the "Obligors" in the Agreement shall include the undersigned.

Date:  February 6, 2003
       ----------------

                                     REMTECH SERVICES, INC.,
                                      a Virginia corporation

                                     By:      /s/ Michael J. Boling
                                        --------------------------------

                                     Title: Executive Vice President - Finance &
                                              Administration